EXHIBIT 10.2

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the Restated License Agreement effective as of November 1, 1994 (the “License Agreement”) is made by and between STANDARD & POOR’S (“S&P”), a division of McGraw-Hill, Inc., a New York corporation having an office at 25 Broadway, New York, New York 10004, and the CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”), a Delaware corporation having an office at 400 South LaSalle, Chicago, Illinois 60605.  The effective date of this Amendment No. 1 is January 15, 1995.

W I T N E S S E T H:

WHEREAS, S&P compiles, calculates, maintains and owns rights in and to the S&P Super Composite 1500 Stock Index and to the proprietary data therein contained (such rights being hereinafter referred to as the “S&P Super Composite 1500”);

WHEREAS, S&P uses in commerce and owns trade name and trademark rights to the designations “Standard & Poor’s Super Composite 1500”, “Standard & Poor’s 1500” and “S&P 1500” (collectively, the “New S&P Marks”);

WHEREAS, CBOE is a registered national securities exchange which wishes to use the S&P Super Composite 1500 and the New S&P Marks in connection with the trading, marketing and promotion of cash-settled or physical delivery securities option contracts and activities related thereto; and

WHEREAS, the parties wish to amend the License Agreement for the purpose o extending the representations, warranties, rights, obligations, covenants and agreements of the parties to cover the S&P Super Composite 1500 and the New S&P Marks;

NOW, THEREFORE, the parties hereto agree as follows:

1.             Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement.

2.             For purposes of the License Agreement, all references therein to the term “S&P Index” or “S&P Indexes” shall hereafter include the S&P Super Composite 1500 and all references to the S&P Marks shall hereafter include the New S&P Marks.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

3.             For purposes of Sections 3 (c), 3 (e), 3 (f), 3 (g), 3 (j) and 5 (c) of the License Agreement, all references therein to the S&P 500 shall hereafter be deemed to include the S&P Super Composite 1500.

4.             A new Subsection 5 (a) (vi) is hereby added to the License Agreement, as follows:

“              (vi) A fee for each cleared S&P Super Composite 1500 Contract as reflected in the records of the clearing agency utilized by CBOE to clear trades in such Contracts, at the rate of $[*confidential treatment requested/material filed separately*] per Contract.”

5.             The following sentence is hereby added to Subsection 8 (d) of the Agreement as the last sentence thereof:

“              Notwithstanding the foregoing, the above obligations with respect to the S&P Super Composite 1500 shall not commence until the first day that Standardized Option Contracts based thereon are available for trading on CBOE.”

6.             Except as expressly modified hereby, all other provisions in the License Agreement Shall continue in full force and effect.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

IN WITHNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to License Agreement to be executed as of the date first set forth above.

STANDARD & POOR’S
a division of McGraw-Hill, Inc.

By:	/s/ James G. Branscome

Title:	Senior Vice President

CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED

By:	/s/ Charles J. Henry

Title:	President